UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 28, 2026

Date of Report (Date of earliest event reported)

CBIZ, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32961	22-2769024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 Rockside Woods Blvd. N., Suite 600

Independence, Ohio 44131

(Address of principal executive offices, including zip code)

216-447-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.01 per share	CBZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On July 28, 2026, CBIZ, Inc., a Delaware corporation (the “Company” or “CBIZ”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Viking ParentCo, Inc., a Delaware corporation (“Parent”), and Viking MergerCo, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct wholly owned subsidiary of Parent. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

The board of directors of the Company (the “Board”) has unanimously approved and declared advisable the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement and determined that the Merger is fair to, and in the best interests of, the Company and its stockholders. The Board has also resolved to recommend to the Company’s stockholders that the Company’s stockholders vote to adopt the Merger Agreement.

The Merger

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Shares” and each a “Share”) issued and outstanding immediately prior to the Effective Time ((a) other than Shares owned by (i) Parent or Merger Sub or any of their respective Subsidiaries, (ii) the Company as treasury stock, (iii) the Company’s direct or indirect wholly-owned subsidiaries (each such Share referred to in clauses (i), (ii) and (iii), an “Excluded Share” and, collectively, the “Excluded Shares”) and (iv) stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the Delaware General Corporation Law (such stockholders, “Dissenting Stockholders”) and (b) including for the avoidance of doubt, Shares, other than the Performance Shares (as defined in the Marcum Agreement, the “Marcum Performance Shares”) issued immediately prior to the Effective Time in accordance with the terms of the Marcum Agreement), will be converted into the right to receive $55.00 per Share in cash, without interest thereon (the “Merger Consideration”).

Treatment of Equity Awards and Marcum Performance Shares

Immediately prior to the Effective Time (but contingent upon the Effective Time), each outstanding equity award will be treated as follows:

•

Each outstanding option to purchase Shares (a “Company Option”) that was granted under the 2019 CBIZ, Inc. Omnibus Incentive Plan (the “Company Stock Plan”) will be cancelled and converted automatically into the right to receive an aggregate amount in cash equal to the product of (a) the excess (if any) of the Merger Consideration over the applicable exercise price per Share underlying such Company Option and (b) the total number of Shares subject to such Company Option.

•

Each outstanding restricted stock unit granted under the Company Stock Plan that is subject solely to time-based vesting conditions (a “Company RSU”) that is vested as of immediately prior to the Effective Time and each Marcum Performance Share, in each case, will be cancelled and converted automatically into the right to receive the Merger Consideration.

•	Each Company RSU that is unvested as of immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive (such right, a “Replacement RSU Award”) an amount in cash equal to the Merger Consideration, which Replacement RSU Award will vest and become payable, subject to compliance with Section 409A of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the holder’s continued employment with the Parent or its Affiliates, including the Surviving Corporation (subject to certain termination protections set forth below), on the same vesting schedule as the corresponding Company RSU would have vested pursuant to the terms thereof; provided that such Replacement RSU Award will vest in full upon the holder’s (a) termination without Cause, (b) death, (c) termination due to Disability, (d) termination due to Normal Retirement, or (e) resignation for Good Reason.

•

Each outstanding performance share unit granted under the Company Stock Plan that is subject to performance-based vesting conditions (a “Company PSU”) that is vested immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive an amount in cash equal to the product of (i) the Merger Consideration and (ii) the number of Shares issuable in settlement of such vested Company PSU.

•

Each Company PSU that is unvested as of immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive (such right, a “Replacement PSU Award”) an amount in cash equal to the product of (a) the Merger Consideration and (b) the number of Shares issuable in settlement of such award of Company PSUs, determined based on the achievement of target performance, which Replacement PSU Award will vest and become payable, subject to compliance with Section 409A of the Code and the holder’s continued employment with the Parent or its Affiliates, including the Surviving Corporation (subject to certain termination protections set forth below), on the last day of the performance period applicable to such corresponding Company PSU; provided that such Replacement PSU Award will vest in full upon the holder’s (a) termination without Cause, (b) death, (c) termination due to Disability, (d) termination due to Normal Retirement, or (e) resignation for Good Reason.

•

Each outstanding unit (a “Company Unit”) granted under the CBIZ Equity Aligned Cash Bonus Plan (the “EACB”) that is vested as of immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive the Merger Consideration.

•

Each Company Unit that is unvested as of immediately prior to the Effective Time will be assumed by Parent (the “Assumed Units”) and continue to vest, subject to the holder’s continued employment with the Parent or its Affiliates, including the Surviving Corporation (subject to certain termination protections set forth below), in accordance with the terms of the EACB and the award agreement governing such Company Unit; provided that such Assumed Unit will vest in full upon the holder’s (a) termination without Cause, (b) death, (c) termination due to Disability, (d) termination due to Normal Retirement, or (e) resignation for Good Reason. Parent will pay (or cause the Surviving Corporation to pay) an amount in cash equal to the Merger Consideration in respect of each Assumed Unit that becomes vested.

•

Each outstanding share of restricted stock granted under the Company Stock Plan (a “Company Restricted Stock” award) that is (i) vested as of immediately prior to the Effective Time or (ii) held by any non-employee director of the Company will be cancelled and converted automatically into the right to receive the Merger Consideration.

•

Each share of Company Restricted Stock that is unvested as of immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive (such right, a “Replacement Restricted Stock Award”) an amount in cash equal to the Merger Consideration, which Replacement Restricted Stock Award will vest and become payable, subject to the holder’s continued employment with the Parent or its Affiliates, including the Surviving Corporation (subject to certain termination protections set forth below), on the same vesting schedule as the corresponding share of Company Restricted Stock; provided that such Replacement Restricted Stock Award will vest in full upon the holder’s (a) termination without Cause, (b) death, (c) termination due to Disability, (d) termination due to Normal Retirement, or (e) resignation for Good Reason.

•	Prior to the Effective Time, the CBIZ, Inc. Employee Stock Purchase Plan will be terminated.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the Company, with respect to, among other things, (i) organization, good standing and qualifications, (ii) capital structure, (iii) authorization to enter into the Merger Agreement, (iv) consents and approvals, (v) financial statements, (vi) absence of changes, (vii) litigation, (viii) undisclosed liabilities, (ix) employee benefits, (x) labor matters, (xi) compliance with laws and licenses, (xii) material contracts, (xiii) takeover statutes, (xiv) environmental matters, (xv) taxes, (xvi) intellectual property, (xvii) data privacy and artificial intelligence, (xviii) insurance, (xix) real property, (xx) affiliate transactions, (xxi) brokers, (xxii) opinion of financial advisor, (xxiii) broker-dealer matters, (xxiv) investment adviser matters, (xxv) compliance with insurance regulatory requirements, (xxvi) fiduciary assets and (xxvii) top clients, vendors and carriers. The Merger Agreement also includes certain materiality and knowledge qualified representations and warranties of the Company regarding the CPA Firms. The Merger Agreement also contains customary representations and warranties of Parent and Merger Sub with respect to, among other things, (i) entity organization, good standing and qualification, (ii) ownership, (iii) authorization to enter into the Merger Agreement, (iv) consents and approvals, (v) litigation, (vi) brokers, (vii) financing ability, (viii) the Limited Guarantee and (ix) solvency. The representations and warranties of the parties contained in the Merger Agreement will terminate and be of no further force and effect as of the closing of the transactions contemplated by the Merger Agreement. The representations and warranties made by the Company are qualified by disclosures made in disclosure schedules and its Securities and Exchange Commission (“SEC”) filings made of or after the Applicable Date and prior to the one calendar day prior to the date of this Agreement.

Covenants

The Merger Agreement contains covenants of the parties customary for a transaction of this type, including, among other things, covenants not to solicit alternative transactions during certain periods or to provide information or enter into discussions in connection with alternative transactions, subject to certain exceptions described below and to allow the Board to exercise its fiduciary duties in accordance with the Merger Agreement.

During the period beginning on the date of the Merger Agreement and continuing until 11:59 p.m. Eastern Time on August 27, 2026 (the “Go-Shop Period”), the Company and its representatives may solicit, initiate, knowingly encourage or knowingly facilitate any alternative acquisition proposal from third parties, participate in discussions and negotiations with such third parties regarding any acquisition proposal or provide nonpublic information to any persons related to any acquisition proposal (pursuant to a confidentiality agreement with each such person which complies with the terms of the Merger Agreement). Following expiration of the Go-Shop Period, the Company will be subject to customary “no-shop” restrictions on its ability to solicit, initiate, knowingly encourage or knowingly facilitate any alternative acquisition proposals from third parties, participate in discussions or negotiations with such third parties regarding such alternative acquisition proposals or provide nonpublic information to such third parties.

However, subject to the terms and conditions of the Merger Agreement, the Company may, until 15 days after the end of the Go-Shop Period, continue solicitation of, or discussions or negotiations with, third parties from whom a bona fide written acquisition proposal was received during the Go-Shop Period that the Board determines in good faith prior to the No-Shop Period Start Date, after consultation with its outside legal counsel and financial advisor, constitutes or would reasonably be expected to lead to a Superior Proposal and that the failure to evaluate such alternative acquisition proposal would be inconsistent with the Company directors’ fiduciary duties under applicable law (each such third party, an “Excluded Party”). In addition, the Company has agreed that, subject to certain exceptions, the Board will not withdraw its recommendation that the Company’s stockholders vote to adopt the Merger Agreement and approve the Merger.

Conditions to Closing

The parties’ respective obligations to consummate the Merger are subject to the satisfaction or waiver of customary conditions set forth in the Merger Agreement, including, among others: (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding Shares, (ii) the expiration of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law or governmental order from any governmental entity of competent jurisdiction prohibiting the Merger, (iv) no Company Material Adverse Effect having occurred since the signing of the Merger Agreement and (v) certain other customary conditions relating to the parties’ representations and warranties in the Merger Agreement and the performance of their respective obligations, provided, that notwithstanding satisfaction of the closing conditions, Parent and Merger Sub will not be required to effect the Closing until the earlier of (i) a Business Day during the Marketing Period specified by Parent on no less than two Business Days’ prior written notice and (ii) the third Business Day following the final day of the Marketing Period.

Termination

The Merger Agreement contains certain customary termination rights for the Company and Parent, including (i) the right of the Company to terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, subject to specified limitations and requirements, and (ii) the right of Parent to terminate the Merger Agreement if the Board changes its recommendation that the Company’s stockholders vote to adopt the Merger Agreement and approve the Merger as described in the Merger Agreement. In addition to the foregoing termination rights and certain other termination rights set forth in the Merger Agreement, and subject to certain limitations, either party may terminate the Merger Agreement if the Merger is not consummated by July 28, 2027 (the “Termination Date”). The Company additionally has the ability to terminate the Merger Agreement if all of Parent’s and Merger Sub’s conditions to closing have been and continue to be satisfied or waived, Parent fails to consummate the Merger on the date on which the Closing should have occurred, the Company has irrevocably confirmed in writing to Parent that all conditions to the Closing have been satisfied or waived and the Company is prepared to consummate the Closing on the date of such written notice and throughout the subsequent three (3) business day period and Parent fails to consummate the Merger within three (3) business days following receipt of such written notice.

Upon termination of the Merger Agreement if (i) Parent terminates the Merger Agreement because the Board has changed its recommendation that the Company’s stockholders vote in favor of the Merger, (ii) (A) Parent or Company terminates the Merger Agreement following the Termination Date and no stockholder approval has been received at such time, or for failure to obtain stockholder approval for the transaction, or Parent terminates the Merger Agreement due to the Company’s uncured breach of the Merger Agreement, (B) prior to such termination, an acquisition proposal for a majority sale was made to the Company or publicly proposed and announced and (C) concurrently or within twelve (12) months after the date of such termination the Company enters into a definitive agreement with respect to, or consummates, any acquisition proposal or (iii) the Company terminates the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, the Company will be required to pay to Parent, within two (2) business days after such termination in the case of clause (i), concurrently with the entry into such definitive agreement or such closing in the case of clause (ii) or concurrently with such termination in the case of clause (iii), a termination fee of $107,500,000 (the “Company Termination Fee”); provided, that if the Company terminates the Merger Agreement pursuant to clause (iii) during the Go-Shop Period or to enter into an Alternative Acquisition Agreement with an Excluded Party, such fee shall instead be equal to $49,600,000.

Parent will be required to pay or cause to be paid to the Company a termination fee of $198,400,000 (the “Parent Termination Fee”), (i) if the Company terminates the Merger Agreement because of either (A) a failure of Parent to consummate the Merger when required to or (B) Parent’s or Merger Sub’s uncured breach of the Merger Agreement such that certain of the Company’s conditions to the Closing would not be satisfied, or (ii) the Parent terminates the Merger Agreement because the Termination Date has passed at a time when the Company could have terminated the Merger Agreement based on the circumstances in clause (i) .

Limited Guarantee

Concurrently with the execution of the Merger Agreement, Grant Thornton Advisors LLC (the “Guarantor”) entered into a limited guarantee (the “Limited Guarantee”) with the Company, pursuant to which the Guarantor has provided a limited guarantee with respect to the payment of the Parent Termination Fee, as well as certain reimbursement obligations that may be owed by Parent pursuant to the Merger Agreement, in each case subject to the terms of the Merger Agreement and of such Limited Guarantee.

Financing Letters

Concurrently with the execution of the Merger Agreement, pursuant to the terms of equity and debt commitment letters entered into by Parent and/or Affiliates thereof, New Mountain Partners VII, L.P., New Mountain Partners VII Luxembourg, SCSp and certain additional third-party financing sources have committed to provide, subject to the terms and conditions set forth therein, financing to Parent in an aggregate amount of $5.2 billion to fund Parent’s payment obligations in respect of the transactions contemplated by the Merger Agreement and pay related fees and expenses. The funding of all such commitments is subject to the satisfaction of customary closing conditions.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete, and is subject to and is qualified in its entirety by references to the full text of the Merger Agreement and any related agreements. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement (except, following the Effective Time, with respect to the right of holders of Company equity awards to receive the consideration provided for such equity awards pursuant to the Merger Agreement) and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the entry into the Merger Agreement, on July 28, 2026, the Board adopted the CBIZ, Inc. Change in Control Severance Plan (the “CIC Severance Plan”), which generally provides eligible employees of the Company, including the Company’s named executive officers (the “NEOs”), with severance payments in the event of a termination of employment during the period commencing on the earlier of (i) the public announcement by the Company of a transaction that results in a change in control of the Company and (ii) the entry by the Company into a definitive agreement that results in a change in control of the Company, and ending two-years following the consummation of a change in control of the Company. Under the CIC Severance Plan, upon a termination of a participant’s employment by the Company without “Cause” or due to the participant’s resignation for “Good Reason” (as each term is defined in the CIC Severance Plan), the participant is entitled to receive, in accordance with the terms of the CIC Severance Plan, a cash payment in the amount equal to the sum of (i) a multiple of the participant’s annual compensation (inclusive of base salary and target annual bonus), which multiple ranges from 0.5x – 3x (based on position, with the Company’s CEO eligible to receive 3x, and all other NEOs eligible to receive 2x), (ii) the participant’s prorated annual bonus for the year of termination at the target level of performance, and (iii) the monthly cost of the participant’s premiums for coverage under the Company’s group health plan for a period ranging from 6 to 36 months (based on position). Severance payments and benefits under the CIC Severance Plan are contingent upon the eligible employee’s execution of a general release of claims.

On July 28, 2026, the Board adopted a transaction bonus program and a retention program for certain eligible employees. Pursuant to the retention bonus program eligible employees will receive retention bonuses. 25% of the retention bonus is payable upon the consummation of a change in control (as defined in the CBIZ, Inc. Omnibus Incentive Plan) and 75% is payable on the date that is 6 months following the consummation of a change in control, subject generally to continued employment through the applicable retention date (with certain good leaver termination protections). The transaction bonuses will be paid shortly following the Company’s entry into the Merger Agreement. The Company’s NEO’s are eligible for the following amounts under the programs: Jerome P. Grisko, Jr. ($1,302,000); Brad Lakhia ($812,000); and Michael Kouzelos ($486,000).

A copy of the CIC Severance Plan is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the CIC Severance Plan is qualified in its entirety by reference thereto.

Item 7.01 Regulation FD Disclosure.

On July 28, 2026, the Company and Parent issued a joint press release announcing that they have entered into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated July 28, 2026, by and among CBIZ, Inc., Viking ParentCo, Inc. and Viking MergerCo, Inc.

10.1	CBIZ, Inc. Change in Control Severance Plan, dated as of July 28, 2026.

99.1	Joint Press Release, dated July 29, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Schedules have been omitted pursuant to Item 601(a)(5) and Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules so furnished.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between the Company and Parent. In this context, forward-looking statements generally are identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “predicts,” “potential,” “expects,” “may,” “could,” “might,” “likely,” “will,” “should” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction pursuant to the terms of the Merger Agreement, if at all, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on the Company’s and Parent’s current expectations with respect to the transactions contemplated by the Merger Agreement and are subject to risks and uncertainties, which may cause actual results to differ materially from the Company’s and Parents’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the proposed transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, or that the required approval by the shareholders of the Company may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by the Company and Parent, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance and results of operations of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of the Company and Parent, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that shareholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or completion of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic, competitive, technological and/or industry-specific conditions affecting the businesses and industries in which the Company and Parent operate; (13) actions by third parties, including government agencies and rating agencies; (14) risks that any debt financing anticipated in connection with the proposed transaction is not obtained or that such financing cannot be obtained on the anticipated timing or terms or unexpected costs or expenses in connection therewith; (15) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, partners, or other counterparties; (16) risks that any announcement relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results, and may have an adverse effect on the ability of the Company to retain and hire key personnel, retain customers and maintain relationships with business partners, suppliers and customers, (17) the risk that the market price of the Company’s common stock may decline if the proposed transaction is not completed and (18) the other risk factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on February 26, 2026, as amended on March 2, 2026 and any subsequent amendments, and subsequent filings with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither the Company nor Parent undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction and the solicitation of proxies for the proposed transaction, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). The Proxy Statement will contain important information about the proposed transaction and related matters. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED BY CBIZ WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and the Company’s other filings with the SEC also will be available free of charge on the Company’s website at https://ir.cbiz.com/financial-information/sec-filings.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the names of such directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2026 annual meeting of shareholders, filed with the SEC on April 2, 2026 (the “2026 Annual Proxy”). Please refer to the sections captioned “Executive Compensation,” “Summary Compensation Table,” “2025 Grants of Plan-Based Awards,” “Outstanding Equity Awards At 2025 Fiscal Year-End,” “Option Exercises And Stock Vested In 2025,” “2025 Non-Qualified Deferred Compensation,” “Potential Payments upon Termination or Change in Control,” “Director Compensation,” “2025 Director Compensation Table,” and “Security Ownership of Certain Beneficial Owners and Management” in the 2026 Annual Proxy. To the extent that certain Company participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2026 Annual Proxy, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D or 13G filed with the SEC. Such filings and the 2026 Annual Proxy are available free of charge on the Company’s website at https://ir.cbiz.com/financial-information/sec-filings or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2026	CBIZ, INC.

	By:	/s/ Jaileah X. Huddleston
	Name:	Jaileah X. Huddleston
	Title	Senior Vice President, Chief Legal Officer, and Corporate Secretary

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